UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2010

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

(Exact name of registrant as specified in its charter)

Vermont	1-8222	03-0111290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont	05701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 15, 2010, Central Vermont Public Service Corporation (the “Company”, “our” or “we”) entered into an Equity Distribution Agreement (the “Agreement”) with KeyBanc Capital Markets Inc., as sales agent and/or principal (the “Agent”), pursuant to which the Company may, from time to time, offer and sell up to $45,000,000 of shares (the “Shares”) of the Company’s common stock, $6.00 par value per share, through the Agent.

We requested and have received approval of the Vermont Public Service Board (“PSB”) to issue up to a maximum aggregate offering price of $45,000,000 and a maximum aggregate 2,800,000 shares of common stock. Our Registration Statement on Form S-3 (File No. 333-162979) (the “Registration Statement”) provided for the registration of 2,800,000 shares of common stock up to a maximum aggregate offering price of $55,000,000. Unless further authorization of the PSB is received, we are authorized to legally issue Shares up to these approved amounts. Issuing Shares for the remaining $10,000,000 to reach the maximum aggregate offering price of $55,000,000 included in the Registration Statement would require additional approval of the PSB. Our current expectation is that we will sell $20,000,000 to $30,000,000 of Shares over the next 12 months, subject to market conditions.

Sales of the Shares, if any, pursuant to the Agreement will be made by means of brokers’ transactions on or through the New York Stock Exchange as may be agreed upon by the Company and the Agent at market prices prevailing at the time of sale or as otherwise agreed to by the Company and the Agent. The aggregate compensation payable to the Agent shall be equal to 2.00% of the gross sales price of the Shares for amounts of Shares sold through the Agent pursuant to the Agreement. The Company is not obligated to sell and the Agent is not obligated to buy or sell any Shares under the Agreement. No assurance can be given that the Company will sell any Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales will take place.

The Shares sold pursuant to the Agreement will be issued pursuant to the Company’s Registration Statement. The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement. Additional exhibits are filed herewith in connection with the Company’s Registration Statement which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
1.1	Equity Distribution Agreement, dated January 15, 2010, between Central Vermont Public Service Corporation and KeyBanc Capital Markets Inc., as sales agent and/or principal

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

	By	/S/ PAMELA J. KEEFE
Pamela J. Keefe
Senior Vice President, Chief Financial Officer, and Treasurer

January 15, 2010